IVY VARIABLE INSURANCE PORTFOLIOS
Delaware Ivy VIP International Core Equity
(formerly, Ivy VIP International Core Equity)
(the “Portfolio”)

Supplement to the Portfolio’s Summary Prospectus dated April 30, 2021

On November 15, 2021 (“Effective Date”), Charles John is added as an additional portfolio manager of the Portfolio.
Upon the Effective Date, the following is added to the information in the section entitled “Investment manager”:
Portfolio managers	Title with Delaware Management Company	Start date on the Portfolio
Charles John	Portfolio Manager	November 2021

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Portfolio.

Delaware Management Company (Manager) is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). Other than Macquarie Bank Limited (MBL), a subsidiary of MGL and an affiliate of the Manager, none of the entities noted are authorized deposit-taking institutions for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these entities do not represent deposits or other liabilities of MBL. MBL does not guarantee or otherwise provide assurance in respect of the obligations of these entities, unless noted otherwise. The Portfolio is governed by US laws and regulations.

Please keep this Supplement for future reference.

This Supplement is dated November 1, 2021.